SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 26, 2003

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                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                       0-25312               84-1286576
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

            15 Old Danbury Road
                 Suite 203                                          06897
                 Wilton, CT                                       (Zip code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 762-2499

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                       Startech Environmental Corporation
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 5      ................................................................. 3

Signature.................................................................... 4



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Item 5.

      The $500,000 that was to be invested by Northshore Asset Management, LLC on or about November 14, 2003 has been further extended at the request of Northshore. The date on which the investment will be made has not been determined.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2003

                                 Startech Environmental Corporation



                                 By: /s/ Peter Scanlon
                                    -------------------------
                                    Peter Scanlon
                                    Chief Financial Officer



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